                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of August 1, 2001 (the "Amendment Date"), among INDUSTRIAL DISTRIBUTION GROUP, INC., a Delaware corporation (the "Borrower"), those Subsidiaries of the Borrower identified on the signature pages hereto as "Affiliate Guarantors"; Borrower and the Affiliate Guarantors are sometimes collectively referred to as the "Obligors" or individually referred to as an "Obligor"); FIRST UNION NATIONAL BANK, a national bank ("FUNB," "First Union" or the "Bank"), as a "Lender," together with each of the other financial institutions identified as "Lenders" on the signature pages hereto (together with each of their successors and assigns, referred to individually as a "Lender" and, collectively, as the "Lenders"); First Union, acting as agent for the Lenders (including the Swingline Lender) in the manner and to the extent described in Article XIII of the Credit Agreement defined below (First Union, when acting in such capacity, herein called the "Administrative Agent"); FLEET CAPITAL CORPORATION ("Fleet"), a Rhode Island corporation, as a Lender and as Documentation Agent pursuant to the Credit Agreement; and BANK OF AMERICA, N.A. ("Bank of America"), a national bank, as a Lender and as Syndication Agent pursuant to the Credit Agreement; for the purpose of amending that certain Credit Agreement, dated as of December 22, 2000, among the aforesaid parties (as amended hereby, the "Credit Agreement") in the following particulars. Capitalized terms used in this Amendment, but not otherwise expressly defined herein, shall have the meanings given to such terms in the Credit Agreement.

                                R E C I T A L S:

                  WHEREAS, a certain Event of Default has occurred and is continuing on the Amendment Date, namely, the Fixed Charge Coverage Ratio, set forth in Section 8.1 of the Credit Agreement, was less than 1.10:1 as of the fiscal quarter ended June 30, 2001 which, under Section 11.1(c) of the Credit Agreement, is an Event of Default (the "Existing Default"); and

                  WHEREAS, Borrower has requested that Lenders waive the Existing Default and forbear from exercising any of the rights and remedies accorded to Lenders under the Credit Agreement after the occurrence and during the continuance of the Existing Default; and

                  WHEREAS, Lenders have considered, and are willing to accommodate, Borrower's request, subject, however, to certain amendments and modifications being incorporated into the Credit Agreement, as more particularly set forth below; and

                  WHEREAS, all Affiliate Guarantors will obtain direct and material economic benefits from such waiver being given and such amendments being made, and have agreed to join with Borrower in executing this Amendment in order to confirm their continuing credit support to Borrower in respect thereof;

                  NOW, THEREFORE, in consideration of the foregoing recitals and the agreements, provisions and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the Obligors, together with Lenders and the Administrative Agent, the

Documentation Agent and the Syndication Agent, each intending to be legally bound, hereby acknowledge, covenant and agree as follows:

         1. Pricing Matrix Change. The existing pricing matrix, set forth in the definition of "Applicable Percentage" in Section 1.1 of the Credit Agreement, is deleted in its entirety, and the following revised pricing matrix is substituted in its place:



-------------- ---------------------- ----------------------------- ----------------------------- --------------------------
 Tier Levels      Leverage Ratio       Applicable Percentage for     Applicable Percentage for      Applicable Percentage
                                            Eurodollar Loans              Base Rate Loans            for Unused Line Fee
-------------- ---------------------- ----------------------------- ----------------------------- --------------------------
1              > 4.5 to 1.0                      3.00%                         1.75%                        .375%
               -
-------------- ---------------------- ----------------------------- ----------------------------- --------------------------
2              > 4.0 to 1.0 but                  2.75%                         1.50%                        .375%
               -
               < 4.5 to 1.0
-------------- ---------------------- ----------------------------- ----------------------------- --------------------------
3              > 3.5 to 1.0 but                  2.50%                         1.25%                        .375%
               -
               < 4.0 to 1.0
-------------- ---------------------- ----------------------------- ----------------------------- --------------------------
4              > 3.0 to 1.0 but                  2.25%                         1.00%                        .25%
               -
               < 3.5 to 1.0
-------------- ---------------------- ----------------------------- ----------------------------- --------------------------
5              < 3.0 to 1.0                      2.00%                          .75%                        .25%
-------------- ---------------------- ----------------------------- ----------------------------- --------------------------


         2. Eligible Inventory Change. There shall be excluded from Eligible Inventory any Boring-Smith mobile inventory, which is maintained on and sold from trucks.


         3. Cash Control. Existing Section 2.3(b)(ii)(C) of the Credit Agreement shall be deleted in its entirety, and the following revised Section 2.3(b)(ii)(C) shall be substituted in its place:

                            (C) Notwithstanding any terms of subsection (B) above to the contrary, so long as (i) no Event of Default or Default exists, and (ii) Average Excess Availability exceeds Twenty-Two Million Five Hundred Thousand Dollars ($22,500,000), all or portions of any funds deposited into the Lockbox Accounts on any Business Day may, at the Borrower's option, be transferred to an account of the Borrower other than the First Union Account, thereafter to be used by the Borrower in a manner consistent with the terms of this Credit Agreement. Should the Administrative Agent at any time determine that either of the foregoing conditions is not being met, then, the Administrative Agent may, or at the direction of the Required Lenders, the Administrative Agent shall, notify the Borrower and the Lockbox Banks accordingly and the special permission granted herein to the Borrower shall cease to be effective until such time as the Administrative Agent, by subsequent notice to the Borrower and the Lockbox Banks, determine that each of the foregoing conditions is being met and that the special permission granted herein to the Borrower may be restored.

         4. Borrowing Base Certificate Change. Existing Section 7.1(e) of the Credit Agreement is deleted in its entirety, and the following revised Section 6.3(e) is substituted in its place:

                  (e) biweekly, by not later than 12:00 Noon on the second Business Day of every other calendar week, a certificate, to be substantially in the form of Exhibit T (the "Borrowing Base Certificate"), duly completed and certified by an Authorized Officer of the Borrower, detailing the Obligors' Eligible Accounts Receivable as of the most recent date of determination (which shall be determined not less frequently than monthly) and Eligible Inventory as of each Friday of the immediately preceding week; provided, however, that if the Fixed Charge Coverage Ratio as of the end of any Fiscal Quarter equals or exceeds 1.10:1, then, the Borrower may defer the delivery of the Borrowing Base Certificates until the end of each calendar month, with delivery thereof to be completed within thirty (30) days after the end of such month, for so long as the Fixed Charge Coverage Ratio is maintained in at least the amount specified above; and, provided, further, that if (i) any Event of Default or Default exists, or (ii) Average Excess Availability is at any time less than Twenty-Two Million Five Hundred Thousand Dollars ($22,500,000), the Administrative Agent may, or at the direction of the Required Lenders, the Administrative Agent shall require the reporting of the Borrowing Base be changed from biweekly to weekly, in which event such report shall be due not later than the 12:00 Noon on the second Business Day of each week, for the preceding calendar week. In addition, on the thirtieth (30th) day of each month (or if such day is not a Business Day, then on the next succeeding Business Day), the Borrower shall furnish a written report to the Lenders setting forth (i) the accounts receivable aged trial balance at the immediately preceding month end for each account debtor, aged by due date, which aging reports shall indicate which Accounts are current, up to 30, 30-to-60 and over 60 days past due and shall list the names and addresses of all applicable account debtors, (ii) a monthly accounts payable aging with such aging to be in form satisfactory to the Administrative Agent, (iii) a schedule of Inventory owned by each Obligor by location and category, in summary form, together with, on at least a quarterly basis, a detailed report in respect thereof, and (iv) a monthly report on the addition of any new locations of Inventory (including ISA Sites) and the entry into any new ISA. The Administrative Agent may, but shall not be required to, rely on each Borrowing Base Certificate delivered hereunder as accurately setting forth the available Borrowing Base for all purposes of this Credit Agreement until such time as a new Borrowing Base Certificate is delivered to the Administrative Agent in accordance herewith; Borrowing Base Certificates may be prepared and submitted to the Lenders on a more frequent basis than weekly (or, in the Administrative Agent's discretion, less frequently, but in no case less than monthly), provided, however, that such certificate complies with the requirements set forth elsewhere herein;

         5. Fixed Charge Coverage Ratio Change. Existing Section 8.1 of the Credit Agreement (Fixed Charge Coverage Ratio) is deleted in its entirety, and the following revised Section 8.1 is substituted in its place:

                  8.1 Fixed Charge Coverage Ratio. The Borrower shall maintain a Fixed Charge Coverage Ratio of not less than: (i) 1.10:1, as of March 31, 2001; (ii) .90:1, as of June 30, 2001; (iii) .85:1, as of September
         30, 2001; (iv) .90:1, as of December 31, 2001; (v) 1.00:1, as of March
         31, 2002; and (vi) 1.10:1, as of the last day of each fiscal quarter of the Borrower ending subsequent to March 31, 2002.

         6. Certain Representations And Warranties. Each Obligor represents and warrants to the Lenders as inducements to their entry into this Amendment that:
(a) it has the power and authority to enter into, deliver and to perform this Amendment and any Credit Documents to be executed and delivered in connection herewith (herein, "Amendment Documents"), and to incur any obligations provided for in this Amendment and any Amendment Documents, all of which have been duly authorized and approved in accordance with its corporate documents; (b) it has obtained all consents or approvals from any Person necessary to permit it to enter into and perform under the Amendment Documents without its being in violation of any material agreements with such Person; (c) this Amendment, together with all other Amendment Documents, shall constitute, when executed, its valid and legally binding obligations in accordance with their respective terms; (d) except with respect to events or circumstances occurring subsequent to the date thereof and known to the Lenders, all representations and warranties made by it in the Credit Agreement remain true and correct in all material respects as of the date hereof, with the same force and effect as if all such representations and warranties were fully set forth herein (except to the extent that any such representations or warranties refer to a specific date or period);
(e) its obligations under the Credit Agreement and the other Credit Documents remain valid and enforceable obligations, and the execution and delivery of the Amendment and the other Amendment Documents shall not be construed as a novation of the Credit Agreement or any of the other Credit Documents; (f) as of the Amendment Date, it has no knowledge of any offsets or defenses existing in its favor in respect of the payment of any of the Obligations; and (g) as of the Amendment Date, after giving effect to this Amendment, it has no knowledge that any Default or Event of Default exists.

         7. Existing Default. Lenders hereby waive the Existing Default and agree to exercise no right or remedy in respect thereof hereafter; provided, however, that this waiver (i) shall be limited to the Existing Default only and to no other Event of Default (known or unknown); and (ii) shall not be construed to suggest or imply that Lenders have waived, or will waive, any other similar or dissimilar Event of Default hereafter.

         8. Amendment Fee. Upon execution and delivery by Lenders of this Amendment on the Amendment Date, the Lenders shall have fully earned a non-refundable amendment fee equal in amount to Two Hundred Fifty Thousand Dollars ($250,000), to be shared pro rata among them, which shall be due and payable, in installments, as follows (if payment thereof is not sooner accelerated in conjunction with any acceleration of the Obligations pursuant to the terms of Credit Agreement): (i) One Hundred Thousand Dollars ($100,000), which shall be due and payable on October 1, 2001, (ii) One Hundred Thousand Dollars ($100,000), which shall be due and payable on January 1, 2002, and (iii) Fifty Thousand Dollars ($50,000), which shall be due and payable on April 1, 2002; provided, however, that, notwithstanding the foregoing, if the Fixed Charge Coverage Ratio, computed as of the fiscal quarter of the Borrower ending December 31, 2001, is at least 1.00:1, and no Event of Default then exists, the final installment of the amendment fee otherwise due and payable on April 1, 2002, shall be waived.

         9. Miscellaneous.

            (a) Reference to Agreement and Note. This Amendment shall become effective upon its execution by all parties hereto and, at such time, its effective date shall be the date of this Amendment. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement" and each reference in the other Credit Documents to the Loan Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

            (b) Effect on Credit Documents. Except as specifically amended above, the Credit Agreement and all other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (c) No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of the Agent or Lenders under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

            (d) Costs and Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect hereto. All such fees and charges, if not paid promptly when due, may be charged directly as Revolving Loans.

            (e) No Novation. Nothing contained herein is intended, or shall be construed, to constitute a novation of the Credit Agreement or any Credit Document.

            (f) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia, without giving effect to conflict of law provisions.

            (g) Credit Document. This Amendment constitutes a Credit
Document.

         IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed under seal and delivered by their proper and duly authorized officers as of the date set forth above.

                           BORROWER:

                           INDUSTRIAL DISTRIBUTION GROUP, INC. (SEAL)


                           By:
                              -------------------------------------------------
                                Jack P. Healey, Senior Vice President

                           AFFILIATED GUARANTORS:

                           IDG USA, LLC                                 (SEAL)


                           By:
                              -------------------------------------------------
                                Jack P. Healey,
                                Secretary

                           BUFORD BROS., INC.                           (SEAL)


                           By:
                              -------------------------------------------------
                                Jack P. Healey, Secretary

                           CARDINAL MACHINERY, INC.                     (SEAL)


                           By:
                              -------------------------------------------------
                                Jack P. Healey, Secretary

                           E.C. BLACKSTONE COMPANY                      (SEAL)


                           By:
                              -------------------------------------------------
                                Jack P. Healey, Secretary

                           IDG-MEXICO, INC.                             (SEAL)


                           By:
                              -------------------------------------------------
                                Jack P. Healey, Secretary

                          THE NEW ENGLAND GROUP INDUSTRIAL
                          DISTRIBUTORS, INC.                            (SEAL)


                          By:
                             --------------------------------------------------
                               Jack P. Healey, Secretary

                           ADMINISTRATIVE AGENT AND LENDER:

                           FIRST UNION NATIONAL BANK, (SEAL)
                           as Administrative Agent and as a Lender


                           By:
                              -------------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------

                           OTHER LENDERS:

                           FLEET CAPITAL CORPORATION, (SEAL)
                           as Documentation Agent and as a Lender


                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------

                           BANK OF AMERICA, N.A.,             (SEAL)
                           as Syndication Agent and as a Lender

                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------

                           PNC BANK, NATIONAL ASSOCIATION,  (SEAL)
                           as a Lender

                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------

                           IBJ WHITEHALL BUSINESS CREDIT      (SEAL)
                           CORPORATION, as a Lender

                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------